U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2006

                         COMMISSION FILE NUMBER: 0-50834


                               SIAM IMPORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   73-1668122
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


              4252 Bonita Road, Suite 151, Bonita, California 91902
                                 (619) 475-7882
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)



         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

On May 12, 2006, Siam Imports, Inc., a Nevada corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Apollo Resources International, Inc., a Utah corporation ("Apollo"). Pursuant to the Agreement, the Company has purchased from Apollo all of Apollo's ownership in Apollo Drilling, LLC, a Texas limited liability company ("Apollo Drilling"), in consideration of the issuance to Apollo of 13,700,000 restricted shares of common stock of the Company, representing a controlling interest in the Company. The assets of Apollo Drilling are comprised of one fully operational drilling rig, two disassembled, partial drilling rigs that require refurbishment, an inventory of drill pipe, and spare equipment, all of which is located in Oklahoma.

The Business of the Company; Properties

The Company is now focused on providing contract drilling services to oil and natural gas exploration and production companies. The Company's drilling rigs are capable of drilling to depths of up to 6,500 feet. Of the two rigs that require refurbishment, one is expected to be fully operational on or about
September 1, 2006, and the second is expected to be operational on or about December 1, 2006. The Company plans to acquire additional rigs and maintain a high utilization rate for the rigs, through the negotiation and execution of contracts for drilling services.

The current demand for drilling services (and related equipment) in the oil and natural gas industry is greater than the supply. The number of available drilling rigs in the U.S. today is approximately half the number available only twenty years ago. Yet oil and natural gas commodity prices are substantially higher than they were twenty years ago. Because of these conditions, the Company anticipates that it will be able to successfully place all of its rigs, as they come on-line, under multi-well drilling contracts, and gain a presence in the contract drilling market. Currently, the Company has one contract pending for drilling services.

In the Texas and Oklahoma markets, there is presently a 6-8 month wait for drilling rig services. The Company has received a number of inquiries about the availability of its drilling rigs, and it is anticipated that the level of interest in the Company's services will be high.

The  Company  employs  competent,  experienced  personnel  that  have  extensive
drilling  operations  and  management  experience.   These  employees  are  also
knowledgeable about, and committed to safety and regulatory compliance.

As the Company acquires additional rigs and brings them on-line, the areas of operation will grow to include Oklahoma, Texas, New Mexico, Arizona, and Utah. Apollo holds an interest in energy assets in each of these states. Consequently, it is anticipated that the Company's relationship with Apollo will enable the Company to maximize rig utilization.

The Company will not rely exclusively upon Apollo for its business, as the Company intends to acquire much of its work as a third party driller for non-affiliated oil and gas operators. The Company does anticipate, however, that it will be able to provide drilling services to Apollo during periods where the rigs are not committed to non-affiliated clients.

The Company may bargain its drilling services for opportunities to participate in oil and gas production from the wells which it drills for its non-affiliated clients.

Governmental/Environmental Regulation

The Company's operations are subject to stringent federal, state and local laws and regulations governing the protection of the environment and human health and safety. Several of these laws and regulations relate to the disposal of hazardous oilfield waste and restrict the types, quantities and concentrations of such regulated substances that can be released into the environment. Several of these laws and regulations also require removal and remedial action and other cleanup under certain circumstances, often regardless of fault. Planning, implementation and maintenance of protective measures are required in order to prevent accidental discharges. The Company may be subjected to penalties and other cleanup requirements as a result of spills of oil, natural gas liquids, drilling fluids and other substances. Handling, storage and disposal of both hazardous and non-hazardous wastes are also subject to these regulatory requirements. In addition, drilling operations are often conducted in or near ecologically sensitive areas, which are subject to special protective measures and which may expose the Company to additional operating costs and liabilities for accidental discharges of oil, natural gas, drilling fluids, contaminated water or other substances or for noncompliance with other aspects of applicable laws and regulations.

The federal Clean Water Act, as amended by the Oil Pollution Act, the federal Clean Air Act, the federal Resource Conservation and Recovery Act, CERCLA (Comprehensive Environmental Response, Compensation and Liability Act), the Safe Drinking Water Act, OSHA (Occupational Safety and Health Administration) and their state counterparts and similar statutes are the primary vehicles for imposition of such requirements and for civil, criminal and administrative penalties and other sanctions for violation of their requirements. The OSHA hazard communication standard, the Environmental Protection Agency "community right-to-know" regulations under Title III of the federal Superfund Amendment and Reauthorization Act and comparable state statutes require the Company to organize and report information about the hazardous materials used in operations to employees, state and local government authorities and local citizens. In addition, CERCLA and similar state statutes impose strict liability, without regard to fault or the legality of the original conduct, on certain classes of persons who are considered responsible for the release or threatened release of hazardous substances into the environment. These persons include the current owner or operator of a facility where a release has occurred, the owner or operator of a facility at the time a release occurred and companies that disposed of or arranged for the disposal of hazardous substances found at a particular site. This liability may be joint and several. Such liability, which may be imposed for the conduct of others as well as for conditions others have caused, includes the cost of removal and remedial action as well as damages to natural resources. Few defenses exist to the liability imposed by environmental laws and regulations. It is also not uncommon for third parties to file broad claims, against multiple parties, for personal injury and property damage caused by substances released into the environment.

The Company intends to operate in full compliance with all industry standard, recommended drilling practices, so as to limit expenditures related to environmental concerns. The Company is in the process of purchasing insurance from insurers of recognized financial responsibility, against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged, and will not commence activities until such insurance is in place.

Industry; Competition

The contract drilling services industry is highly cyclical. Volatility in oil and natural gas prices and in the levels of overall drilling activity in the markets the Company serves, will affect the demand for drilling services and the day rates that the Company will be capable of charging for the use of its drilling rigs.

Natural gas drilling activity is anticipated to increase, as U.S. demand growth outpaces the growth in domestic supply. The Energy Information Administration, or EIA, recently estimated that U.S. domestic consumption of natural gas exceeded domestic production by 17% in 2004. According to EIA, this gap is expected to increase to 24% by 2010. Year 2005 marked the third consecutive year of increases in the yearly average NYMEX natural gas contract prices. If the trend of high natural gas prices in the United States continues, the likely result will be more exploration and development drilling activity. A higher sustained level of exploration and development drilling activity could result in increased utilization of the Company's rigs and increased day rates for its contract drilling rig services.

The Company will encounter substantial competition from other drilling contractors. The fact that drilling rigs are mobile and can be moved from one market to another in response to market conditions increases competition in the industry. Pricing and rig availability are the primary factors potential customers consider in selecting a drilling contractor. Other factors that affect the Company's competitive position include the mobility and efficiency of the rigs, the quality and service of the rig crews, the ability to offer ancillary services, and the ability to stay familiar with new technology and drilling techniques. Because contract drilling companies compete primarily on a regional basis, if demand for drilling services increases in a region where the Company operates, competitors might respond by transporting suitable rigs from other regions. An influx of rigs from other regions could rapidly intensify competition and reduce the Company's profitability.

Many of the Company's competitors have greater financial, technical and other resources than the Company. Their greater capabilities in these areas may enable them to better withstand downturns in the industry, compete more effectively in pricing, maintain technology more optimally, or build or acquire new rigs and enable such companies to respond more rapidly to higher demand.

The materials and supplies necessary for drilling operations include fuels to operate drilling equipment, drilling mud, drill pipe, drill collars, drill bits and cement. The Company will not rely upon a single source of supply for any of these items. The industry is not currently experiencing any materials and supplies shortages; however, from time to time, during periods of high demand, there have been shortages. Shortages could result in increased prices and longer delivery times. Both of these factors could jeopardize customer relations and affect the ability of the Company to obtain new contracts.

Management; Management Remuneration

Name                      Age    Position                             Dates Served
------------------------------------------------------------------------------------------
William W. Pritchard      55     Director                             May 15, 2006 to date.

George Lowrance           61     Director, Chief Executive Officer    May 15, 2006 to date.

Wayne McPherson           41     Director, President                  May 15, 2006 to date.

Robert H. Nelson          60     Interim Chief Financial Officer      May 15, 2006 to date.


Below is information on the Company's current officers and directors:

William W. Pritchard, Director of the Company, currently serves on the board of Seismic Drilling Services, LLC, Rock Island International, Ltd and First Bartlesville Bank. He has served on the board of Continental Gas Company, SemGroup, LP, Greystone Logistics, Inc. and Motricity, Inc. He was Of Counsel to the law firm of Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C. from March 1996 to January 2006. Prior to March 1996, he served as vice president and general counsel to Parker Drilling Company (PKD-NYSE). Mr. Pritchard received a Bachelor of Arts degree with honors from the University of Kansas in December 1972, and a law degree from the University of Tulsa Law School in December 1975.

George G. Lowrance is a partner with the law firm of Chappell, Hill & Lowrance, L.L.P. He has been a member of the Board of Trustees for Falcon Financial Realty Trust (NASDAQ:FALC) since 2003. Previously, he served as Executive Vice President and General Counsel of United Auto Group (NYSE:UAG) and is a member of the Board of Directors of the South Texas Livestock Exposition. He received a Bachelor of Science degree from the University of Texas (Austin) in 1965, and a law degree from the University of Texas School of Law in 1967.

Wayne McPherson II has served as Chief Engineer for Liberty Operating, Inc. since June 2002. In January 2001 he founded Highland Resources, Inc., and served as President and Chief Operating Officer. In 1997 he was appointed Production Foreman and later promoted to Production Superintendent for Exxon Mobil
Corporation where he served until 2002. From 1988 until 1997 he served in various operations and facility engineering roles for Exxon Mobil Corporation throughout the Mid-continent and Rockies. Mr. McPherson has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma.

Mr. Nelson served as Chief Financial Officer and Chief Operating Officer of Greystone Logistics, Inc. (GLGI.OB) from 2004 to March 2006. From 2001 to 2004, he was a financial consultant to the Key Auto Group, a retail automobile dealership chain. Prior to that, Mr. Nelson was Chief Financial Officer to Fusion Telecommunications International, Inc., a provider of long distance international communication systems from 1999 to 2001. Mr. Nelson has also served as Chief Financial Officer of: Trace International Holding, Inc., a privately owned company with controlling interests in a variety of public and privately owned companies from 1987 to 1999; United Auto Group, the second largest publicly traded retail auto group in the United States from 1996 to 1999; and Ogden Allied Service and Allied Maintenance Corporation from 1982 to 1987. Prior to that, Mr. Nelson was with Coopers and Lybrand, the predecessor to Price Waterhouse Coopers from 1970 to 1981. Mr. Nelson is a certified public accountant and a graduate of Manhattan College.


Security Ownership of Management and Certain Securityholders

Title of Class                Name and Address                              Number of Shares  % of Class
Common Stock                  Apollo Resources International, Inc.
                              3001 Knox Street, Suite 403
                              Dallas, Texas 75205                               19,900,000       91.7%
Common Stock                  MAC Partners, LP
                              3001 Knox Street, Suite 407
                              Dallas, Texas 75205                                1,000,000        4.6%
Common Stock                  George Lowrance, CEO and
                              Director(1)                                                0          *
Common Stock                  William W. Pritchard, Director(1)                          0          *
Common Stock                  Wayne McPherson, President
                              and Director(1)                                            0          *
Common Stock                  Robert H. Nelson, interim CFO (1)                          0          *
Common Stock                  Officers and Directors as a Group (4
                              persons)                                                   0          *

(1) The address of each person listed is 3001 Knox Street, Suite 403, Dallas, Texas 75205.

*    represents less than 1%

Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

Pursuant to the Agreement referenced in Item 2.01 of this Form 8-K, the Company has issued 13,700,000 restricted shares of common stock of the Company, representing a controlling interest in the Company, to Apollo Resources International, Inc.

The issuance of such shares has been effected in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933.


Section 5 - Corporate Governance and Management

Item 5.01    Changes in Control of Registrant.

Pursuant to the Agreement referenced in Item 2.01 of this Form 8-K, the Company has issued 13,700,000 restricted shares of common stock of the Company, representing a controlling interest in the Company, to Apollo.

Item 5.06    Change in Shell Company Status.

Pursuant to the Agreement referenced in Item 2.01 of this Form 8-K, the Company has issued 13,700,000 restricted shares of common stock of the Company, representing a controlling interest in the Company, to Apollo. In consideration of such issuance, Apollo has sold to the Company all of Apollo's ownership in Apollo Drilling, LLC, a Texas limited liability company whose assets are comprised of one fully operational drilling rig, two disassembled, partial drilling rigs, an inventory of drill pipe, and spare equipment.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

     (a)   Financial statements of businesses acquired.

     Apollo Drilling, LLC was chartered in February 2006, acquired its assets in April and May 2006, and has no historical operations.


     (b)   Pro forma financial information.

                               SIAM IMPORTS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of December 31, 2005

                                                                             SI                  AD               Unaudited
                                                                           Audited            Unaudited          Consolidated
                                                                            as of               as of               as of
                                                                         Dec 31, 05          Dec 31, 05          Dec 31, 05
                                                                       ----------------    ----------------    ----------------
ASSETS
      Current Assets
          Checking/Savings
              Cash in Bank                                            $             58     $             -     $            58
                                                                       ----------------    ----------------    ----------------
          Total Checking/Savings                                                    58                   -                  58
          Other Current Assets
              Deposits                                                               -                   -                   -
                                                                       ----------------    ----------------    ----------------
          Total Other Current Assets                                                 -                   -                   -
                                                                       ----------------    ----------------    ----------------
      Total Current Assets                                                          58                   -                  58
                                                                       ----------------    ----------------    ----------------
TOTAL ASSETS                                                           $            58     $             -     $            58
                                                                       ================    ================    ================

LIABILITIES & DEFICIT
      Liabilities
          Current Liabilities
              Accounts Payable
                  Accounts Payable - trade                                           -                   -                   -
                  Accounts Payable - DGMAC                                           -                   -                   -
                  Accounts Payable - Apollo Res.                       $             -     $             -     $             -
                                                                       ----------------    ----------------    ----------------
              Total Accounts Payable                                                 -                   -                   -
              Other Current Liabilities
                  Loan Payable                                                   2,359                   -               2,359
                                                                       ----------------    ----------------    ----------------
              Total Other Current Liabilities                                    2,359                   -               2,359
                                                                       ----------------    ----------------    ----------------
          Total Current Liabilities                                              2,359                   -               2,359
                                                                       ----------------    ----------------    ----------------
      Total Liabilities                                                          2,359                   -               2,359
      Equity
          Additional Paid-in-Capital                                            43,200                   -              43,200
          Common Stock (25,000,000 shares
              authorized, 8,000,000 shares
              issued and outstanding)                                           32,800                   -              32,800
          Accumulated Deficit                                                  (78,301)                  -             (78,301)
      Total Deficit                                                             (2,301)                  -              (2,301)
                                                                       ----------------    ----------------    ----------------
TOTAL LIABILITIES & DEFICIT                                            $            58     $             -     $            58
                                                                       ================    ================    ================

                               SIAM IMPORTS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2005

                                                                SI                      AD
                                                              Audited                Unaudited              Unaudited
                                                                    Twelve months ended                    Consolidated
                                                            Dec 31, 05              Dec 31, 05              Dec 31, 05
                                                        -------------------     -------------------     -------------------
Revenue
      Revenue                                           $                -      $                -      $                -


Operating Expenses

      General and Administrative                        $           13,245      $                -      $           13,245
      Professional Fees                                             35,000                       -                  35,000
                                                        -------------------     -------------------     -------------------
      Total Expense                                                 48,245                       -                  48,245
                                                        -------------------     -------------------     -------------------

Losses from Operations                                             (48,245)                      -                 (48,245)

Other Income (Expenses)
      Other Expense
          Miscellaneous Expense                                         77                       -                      77
          Interest Expense                                               -                       -                       -
                                                        -------------------     -------------------     -------------------
      Total Other Expense                                               77                       -                      77
                                                        -------------------     -------------------     -------------------

Losses before provision for
      income taxes and minority
      interest                                                     (48,322)                      -                 (48,322)

Provision from income taxes                                              -                       -                       -
                                                        -------------------     -------------------     -------------------

Net Loss                                                $          (48,322)     $                -                 (48,322)
                                                        ===================     ===================     ===================


                               SIAM IMPORTS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2005

                                                               SI                      AD                Consolidated
                                                             Audited               Unaudited               Unaudited
                                                           Jan - Dec 05            Jan - Dec 05           Jan - Dec 05
                                                        ---------------------------------------------------------------------
Cash flow from
 Operating Activities:
      Net Loss                                          $        (48,322)      $               -       $        (48,322)
      Adjustments to reconcile
       net loss to net cash used
       by operating activities:
          Stock issued for services                               31,000                       -                 31,000
          (Increase) Decrease in
           inventory                                               4,972                       -                  4,972
          Increase (Decrease) in
           accounts payable                                       (2,987)                      -                 (2,987)
          Increase (Decrease) in
           loan payable                                            2,359                       -                  2,359
                                                        -----------------      ------------------      -----------------
      Net cash used by operating
       activities                                       $        (12,978)      $               -       $        (12,978)

Cash flow from
 Investing Activities:
      Security Deposits on property
       and equipment                                                   -                       -                      -
                                                        -----------------      ------------------      -----------------
      Net cash used by investing
       activities                                                      -                       -                      -

Cash flow from
 Financing Activities:
      Net cash provided by
       financing activities                             $              -       $               -       $              -

Net Decrease in cash                                             (12,978)                      -                (12,978)
Cash at beginning of period                                       13,036                       -                 13,036
                                                        -----------------      ------------------      -----------------

Cash at end of period                                   $             58       $               -       $             58
                                                        =================      ==================      =================

                               SIAM IMPORTS, INC.
                PRO FORMA CONSOLIDATED BALANCE SHEET - UNAUDITED
                              As of March 31, 2006

                                                                             SI                  AD              Consolidated
                                                                            as of               as of               as of
                                                                         Mar 31, 06          Mar 31, 06          Mar 31, 06
                                                                       ----------------    ----------------    ----------------
ASSETS
      Current Assets
          Checking/Savings
              Cash in Bank                                             $            40     $         7,360     $         7,400
                                                                       ----------------    ----------------    ----------------
          Total Checking/Savings                                                    40               7,360               7,400
          Other Current Assets
              Inventory                                                              -                   -                   -
              Deposits                                                               -             166,140             166,140
                                                                       ----------------    ----------------    ----------------
          Total Other Current Assets                                                 -             166,140             166,140
                                                                       ----------------    ----------------    ----------------
      Total Current Assets                                                          40             173,500             173,540
                                                                       ----------------    ----------------    ----------------
TOTAL ASSETS                                                           $            40     $       173,500     $       173,540
                                                                       ================    ================    ================

LIABILITIES & DEFICIT
      Liabilities
          Current Liabilities
              Accounts Payable
                  Accounts Payable - trade                                           -               3,375               3,375
                  Accounts Payable - DGMAC                                           -              75,000              75,000
                  Accounts Payable - Apollo Res.                       $             -     $       106,000     $       106,000
                                                                       ----------------    ----------------    ----------------
              Total Accounts Payable                                                 -             184,375             184,375
              Other Current Liabilities
                  Loan Payable                                                   2,359                   -               2,359
                                                                       ----------------    ----------------    ----------------
              Total Other Current Liabilities                                    2,359                   -               2,359
                                                                       ----------------    ----------------    ----------------
          Total Current Liabilities                                              2,359             184,375             186,734
                                                                       ----------------    ----------------    ----------------
      Total Liabilities                                                          2,359             184,375             186,734
      Equity
          Additional Paid-in-Capital                                            43,200                   -              43,500
          Membership Interest in LLC                                                                   300
          Common Stock (25,000,000 shares
              authorized, 8,000,000 shares
              issued and outstanding)                                           32,800                                  32,800
          Accumulated Deficit                                                  (78,319)            (11,175)            (89,494)
      Total Equity                                                              (2,319)            (10,875)            (13,194)
                                                                       ----------------    ----------------    ----------------
TOTAL LIABILITIES & DEFICIT                                            $            40     $       173,500     $       173,540
                                                                       ================    ================    ================

                               SIAM IMPORTS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                    For the Three Months Ended March 31, 2006

                                                                SI                      AD
                                                                    Three months ended                     Consolidated
                                                            Mar 31, 06              Mar 31, 06              Mar 31, 06
                                                        -------------------     -------------------     -------------------
Revenue
      Revenue                                           $                -      $                -      $                -


Operating Expenses

      General and Administrative                        $               18      $              300      $              318
      Professional Fees                                                  -                  10,875                  10,875
                                                        -------------------     -------------------     -------------------
      Total Expense                                                     18                  11,175                  11,193
                                                        -------------------     -------------------     -------------------

Losses from Operations                                                 (18)                (11,175)                (11,193)

Other Income (Expenses)
      Other Expense
          Miscellaneous Expense                                          -                       -                       -
          Interest Expense                                               -                       -                       -
                                                        -------------------     -------------------     -------------------
      Total Other Expense                                                -                       -                       -
                                                        -------------------     -------------------     -------------------

Losses before provision for
      income taxes and minority
      interest                                                         (18)                (11,175)                (11,193)

Provision from income taxes                                              -                       -                       -
                                                        -------------------     -------------------     -------------------

Net Loss                                                $              (18)     $          (11,175)                (11,193)
                                                        ===================     ===================     ===================

                               SIAM IMPORTS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS - UNAUDITED
                    For the Three Months Ended March 31, 2006

                                                               SI                      AD                Consolidated
                                                             Jan - Mar 06            Jan - Mar 06           Jan - Mar 06
                                                        ---------------------------------------------------------------------
Cash flow from
 Operating Activities:
      Net Loss                                          $            (18)      $         (11,175)      $        (11,193)
      Adjustments to reconcile
       net loss to net cash used
       by operating activities:
          Stock issued for services                                    -                       -                      -
          (Increase) Decrease in
           inventory                                                   -                       -                      -
          Increase (Decrease) in
           accounts payable                                            -                 184,375                184,375
          Increase (Decrease) in
           loan payable                                                -                       -                      -
                                                        -----------------      ------------------      -----------------
      Net cash used by operating
       activities                                       $            (18)      $         173,200       $        173,182

Cash flow from
 Investing Activities:
      Security Deposits on property
       and equipment                                                   -                (166,140)              (166,140)
                                                        -----------------      ------------------      -----------------
      Net cash used by investing
       activities                                                      -                (166,140)              (166,140)

Cash flow from
 Financing Activities:
      Membership interest in LLC                        $              -       $             300       $            300
                                                        -----------------      ------------------      -----------------
      Net cash provided by                              $              -       $             300       $            300
       financing activities


Net Decrease in cash                                                 (18)                  7,360                  7,342
Cash at beginning of period                                       13,036                       -                 13,036
                                                        -----------------      ------------------      -----------------

Cash at end of period                                   $         13,018       $           7,360       $         20,378
                                                        =================      ==================      =================


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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: MAY 19, 2006                          SIAM IMPORTS, INC.


                                             By: /s/ Wayne McPherson
                                             ----------------------
                                             Wayne McPherson
                                             President


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